                                 EXHIBIT 99.2

                    UNAUDITED PRO FORMA COMBINED FINANCIAL
                      STATEMENTS OF MEDAPHIS CORPORATION

                             UNAUDITED PRO FORMA
                        COMBINED FINANCIAL INFORMATION

        The Unaudited Pro Forma Combined Financial Statements are based on the historical presentation of the consolidated financial statements of Medaphis and the historical presentation of the consolidated financial statements of BSG. The Unaudited Pro Forma Combined Statement of Operations for the years ended December 31, 1993, 1994 and 1995 give effect to (i) the Merger and the merger with Rapid Systems as if they had occurred on January 1, 1993 and (ii) certain pro forma adjustments related to the Atwork and MMS Mergers. The Unaudited Pro Forma Combined Statement of Operations for the year ended
December 31, 1995 also give effect to the 1995 acquisitions, which include the acquisition of Medical Management, Inc., Medical Billing Service, Computers Diversified, Inc. and the Receivables Management Division of MedQuist Inc. (the "1995 Acquisitions") as if each had occurred as of January 1, 1995. The Unaudited Pro Forma Combined Balance Sheet as of December 31, 1995 gives effect to the Merger and the merger with Rapid Systems as if they had occurred on December 31, 1995. The Unaudited Pro Forma Combined Financial Statements do not include the effects of the Decisions Support Group, Medical Office Consultants, Inc., Consort, Billing and Professional Services, Inc., The Halley Exchange, Inc., Medical Management Computer Sciences, Inc., CBT
Financial Services, Inc., and Intelligent Visual Computing, Inc. acquisitions, as they are not considered significant individually or in the aggregate.

        The Merger and the merger with Rapid Systems are to be accounted for under the pooling-of-interests method of accounting. Each of the 1995 Acquisitions has been accounted for under the purchase method of accounting. The total purchase price for each of these acquisitions has been allocated to tangible and identifiable intangible assets and liabilities based upon management's estimate of their respective fair market values with the excess of cost over net assets acquired allocated to goodwill. The allocation of the purchase price for certain of the 1995 Acquisitions is subject to recision when additional information concerning asset and liability valuation is obtained. Management believes the asset and liability valuations utilized for these acquisitions will not be materially different from the pro forma information presented herein.

        Each of the Unaudited Pro Forma Combined Statements of Operations includes the historical operating results of each of the acquired companies included therein from the beginning of the period covered by such statement until the earlier of the date of acquisition or the end of the period covered by such statement.

        The Unaudited Pro Forma Combined Financial Statements do not purport to be indicative of the results that actually would have been obtained if the combined operations had been conducted during the periods presented and they are not necessarily indicative of operating results to be expected in future periods. The Unaudited Pro Forma Combined Financial Statements and notes thereto should be read in conjunction with the historical financial statements and notes thereto of Medaphis, which are incorporated herein by reference and the historical financial statements and notes thereto of BSG which are incorporated herein by reference, and of certain of the 1995 Acquisitions, contained in certain documents incorporated herein by reference.

        Medaphis has restated its consolidated financial statements for the three months and year ended December 31, 1995. The restatement results primarily form a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of Medaphis, in December 1995 for which Medaphis recognized associated license fee revenue in 1995. Subsequent to the issuance of Medaphis' 1995 unaudited pro forma combined financial statements in the Company's Current Report on Form 8-K dated May 6, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.

        For additional information, the reader may wish to refer to the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A-2 dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A dated February 8, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated March 13, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated April 3, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated May 29, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 1996 filed on January 10, 1997 and the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995 filed on January 10, 1997.

            UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS


                                                                      YEAR ENDED DECEMBER 31, 1993
                                        -----------------------------------------------------------------------------------------
                                                                       RAPID SYSTEMS  MEDAPHIS                 BSG
                                                   PRO FORMA    RAPID    PRO FORMA   PRO FORMA              PRO FORMA   PRO FORMA
                                        MEDAPHIS  ADJUSTMENTS  SYSTEMS  ADJUSTMENTS  COMBINED     BSG(11)  ADJUSTMENTS  COMBINED
                                        --------  -----------  -------  -- --------  ---------    -------  -----------  ---------
                                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue ............................... $228,745     $   --     $4,335     $  --     $233,080     $23,902     $  --     $256,982
                                        --------     ------     ------     -----     --------     -------     -----     --------
Salaries and wages ....................  130,778     (8,689)(1)  3,153        --      125,242      22,360        --      147,602
Other operating expenses ..............   59,017         --        525        --       59,542       4,970        --       64,512
Depreciation ..........................    6,086         --         13        --        6,099         683        --        6,782
Amortization ..........................    5,279         --         --        --        5,279          38        --        5,317
Interest expense, net .................    6,556         --         (3)       --        6,553          (1)       --        6,552
                                        --------     ------     ------     -----     --------     -------     -----     --------
         Total expenses ...............  207,716     (8,689)     3,688        --      202,715      28,050        --      230,765
Income (loss) before income taxes .....   21,029      8,689        647        --       30,365      (4,148)       --       26,217
Income taxes ..........................    7,049      4,386 (5)     --       259 (7)   11,694          --        --       11,694
                                        --------     ------     ------     -----     --------     -------     -----     --------
Net income (loss) ..................... $ 13,980     $4,303     $  647     $(259)    $ 18,671     $(4,148)    $  --     $ 14,523
                                        ========     ======     ======     =====     ========     =======     =====     ========
Net income per common share ........... $   0.37                                     $   0.48                           $   0.32
                                        ========                                     ========                           ========
Weighted average shares outstanding ...   38,057                 1,135                 39,192       5,705                 44,897(6)
                                        ========                ======               ========     =======               ========

            UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS


                                                                      YEAR ENDED DECEMBER 31, 1994
                                        -----------------------------------------------------------------------------------------
                                                                       RAPID SYSTEMS  MEDAPHIS                 BSG
                                                   PRO FORMA    RAPID    PRO FORMA   PRO FORMA              PRO FORMA   PRO FORMA
                                        MEDAPHIS  ADJUSTMENTS  SYSTEMS  ADJUSTMENTS  COMBINED     BSG(11)  ADJUSTMENTS  COMBINED
                                        --------  -----------  -------  -- --------  ---------    -------  -----------  ---------
                                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenue ............................... $319,138   $   --       $8,558     $  --     $327,696     $45,907     $  --     $373,603
Salaries and wages ....................  178,442   (6,716)(1)    6,424        --      178,150      35,001        --      213,151
Other operating expenses ..............   80,096       --        1,314        --       81,410       7,954        --       89,364
Depreciation ..........................    7,844       --           45        --        7,889       1,227        --        9,116
Amortization ..........................    7,199       --           --        --        7,199         548        --        7,747
Interest expense, net .................    6,251       --            1        --        6,252        (338)       --        5,914
Restructuring and other charges .......    1,905       --           --        --        1,905          --        --        1,905
                                        --------   ------       ------     -----     --------     -------     -----     --------
         Total expenses ...............  281,737   (6,716)       7,784        --      282,805      44,392        --      327,197
Income  before income taxes ...........   37,401    6,716          774        --       44,891       1,515        --       46,406
Income taxes ..........................   13,017    4,779 (5)       --       310 (7)   18,106         138        47 (8)   18,291
                                        --------   ------       ------     -----     --------     -------     -----     --------
Net income ...........................  $ 24,384   $1,937       $  774     $(310)    $ 26,785     $ 1,377     $ (47)    $ 28,115
                                        ========   ======       ======     =====     ========     =======     =====     ========
Net income per common share ........... $   0.54                                     $   0.57                           $   0.52
                                        ========                                     ========                           ========
Weighted average shares outstanding ...   45,550                 1,135                 46,685       6,959                 53,644(6)
                                        ========                ======               ========     =======               ========


            UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS


                                                                YEAR ENDED DECEMBER 31, 1995
                            -----------------------------------------------------------------------------------------------------
                                                                         RAPID SYSTEMS   MEDAPHIS               BSG
                            MEDPAHIS         PRIOR     PRO FORMA   RAPID    PRO FORMA    PRO FORMA            PRO FORMA  PRO FORMA
                          AS RESTATED(12) ACQUISITIONS ADJUSTMENTS SYSTEMS  ADJUSTMENTS   COMBINED    BSG(11) ADJUSTMENTS COMBINED
                          --------------- ------------ ----------- ------- ------------  ---------    ------- ----------- --------
                                                             (IN THOUSANDS, EXCEPT PER  SHARE DATA)
Revenue....................  463,321      $22,679   $    --     $14,722     $  --      $500,722      $69,663    $  --     570,385
Salaries and wages.........  253,033       10,794    (2,925)(1)  10,629        --       271,531       56,134       --     327,665
Other operating expenses...  117,659        6,586        --       2,501        --       126,746       11,582       --     138,328
Depreciation...............   12,055          628        --         132        --        12,815        2,023       --      14,838
Amortization...............   13,894          580        75 (2)      --        --        14,549          883       --      15,432
Interest expense, net......   10,812          (16)    1,787 (3)      22        --        12,605         (418)      --      12,187
Restructuring and other
  charges..................   54,950           --      (750)(4)      --        --        54,200          310       --      54,510
                            --------      -------   -------     -------     -----      --------      -------    -----     -------
         Total expenses....  462,403       18,572    (1,813)     13,284        --       492,446       70,514       --     562,960
Income (loss) before
  income taxes.............      918        4,107     1,813       1,438        --         8,276         (851)      --       7,425
Income taxes...............    3,293           --     5,070 (5)      --       575 (7)     8,938          194      175 (8)   9,307
                            --------      -------   -------     -------     -----      --------      -------    -----     -------
Net income (loss)..........   (2,375)     $ 4,107   $(3,257)    $ 1,438     $(575)         (662)     $(1,045)   $(175)     (1,882)
                            ========      =======   =======     =======     =====      ========      =======    =====     =======
Net income per common
  share....................     0.05                                                      (0.01)                            (0.04)
                            ========                                                   ========                           =======
Weighted average shares
  outstanding..............   49,412                              1,135                  50,547        2,815               53,362(6)
                            ========                            =======                ========      =======              =======

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                                                                  DECEMBER 31, 1995
                                                -----------------------------------------------------------------------------------
                                                                          RAPID
                                                                         SYSTEMS     MEDAPHIS                  BSG
                                                  MEDAPHIS      RAPID   PRO FORMA    PRO FORMA               PRO FORMA    PRO FORMA
                                              AS RESTATED(12)  SYSTEMS ADJUSTMENTS   COMBINED    BSG (11)   ADJUSTMENTS   COMBINED
                                              ---------------  ------- -----------   ---------   --------   -----------   ---------
                                                                                    (IN THOUSANDS)

                                                                ASSETS
Current Assets:
 Cash and cash
  equivalents................................   $  4,140     $  (459)  $    --       $   3,681   $    795   $    --       $   4,476
 Restricted cash.............................     15,340         --         --          15,340        --         --          15,340
 Accounts receivable, billed.................     63,996       3,207        --          67,203      9,599        --          76,802
 Accounts receivable, unbilled...............     73,299         --         --          73,299      5,296        --          78,595
 Other.......................................     13,744          98        --          13,842        988        --          14,830
                                                --------     -------   -----------   ---------   --------   -----------   ---------
        Total current assets.................    170,519       2,846        --         173,365     16,678        --         190,043
Property and equipment.......................     90,957         719        --          91,676      5,661        --          97,337
Intangible assets............................    446,640         --         --         446,640      1,203        --         447,843
Other........................................      4,062          49        --           4,111        899        --           5,010
                                                --------     -------   -----------   ---------   --------   -----------   ---------
                                                $712,178     $ 3,614   $    --       $ 715,792   $ 24,441   $    --       $ 740,233
                                                ========     =======   ===========   =========   ========   ===========   =========

                                               LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable............................   $ 16,447     $   255   $    --       $  16,702   $  1,480   $    --       $  18,182
 Accrued compensation........................     20,907         437        --          21,344      1,240        --          22,584
 Accrued expenses............................     64,015         235        500  (9)    64,750      2,743      6,250  (9)    73,743
 Current portion of long-term debt...........      9,444         575        --          10,019        399        --          10,418
                                                --------     -------   -----------   ---------   --------   -----------   ---------
        Total current liabilities............    110,813       1,502        500        112,815      5,862      6,250        124,927
Long-term debt...............................    144,264         --         --         144,264      6,301        --         150,565
Other obligations............................     18,901          20        --          18,921          5        --          18,926
Deferred income taxes........................     12,199         --         --          12,199        --         --          12,199
Convertible subordinated debentures..........     63,375         --         --          63,375        --         --          63,375
                                                --------     -------   -----------   ---------   --------   -----------   ---------
        Total liabilities....................    349,552       1,522        500        351,574     12,168      6,250        369,992
Stockholders' Equity:
 Common stock................................        506           1         10  (10)      517         33         43  (10)      593
 Paid in capital.............................    362,109         --         (10) (10)  362,099     21,935         43  (10)  383,991
 Retained earnings (accumulated
 deficit)....................................         11       2,091       (500) (9)     1,602     (9,695)    (6,250) (9)   (14,343)
                                                --------     -------   -----------   ---------   --------   -----------   ---------
Total stockholders'
 equity......................................    362,626       2,092       (500)       364,218     12,273     (6,250)       370,241
                                                --------     -------   -----------   ---------   --------   -----------   ---------
                                                $712,178     $ 3,614   $    --       $ 715,792   $ 24,441   $    --       $ 740,233
                                                ========     =======   ===========   =========   ========   ===========   =========

          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

        (1) The pro forma adjustment to salaries and wages represents the elimination of distributions that are non-recurring net of the compensation expected to be paid to the former shareholders of Atwork and shareholders and executive officers of MMS and the companies acquired in certain of the 1995 Acquisitions pursuant to employment contracts with Medaphis.

        (2) The pro forma adjustment to amortization expense represents the change in amortization expense recorded in conjunction with the 1995 Acquisitions, which results from the adjustments to intangible assets recorded as part of the purchase price allocations and conforming the historical amortization policies to those of Medaphis, whereby goodwill is amortized using the straight-line method generally over 25-40 years, client lists are amortized over their estimated useful lives of 7-20 years and capitalized software is amortized over its estimated useful life of 4-7 years.

        (3) The pro forma adjustment to interest expense represents the interest expense on indebtedness incurred by Medaphis (which accrued at an annual rate of approximately 7.75% in 1995) in connection with the 1995 Acquisitions, net of reductions in interest expense for obligations not assumed by Medaphis or for obligations that Medaphis assumed and refinanced under the Medaphis Senior Credit Facility to obtain lower interest rates.

        (4) The pro forma adjustment to restructuring and other charges represents the elimination of distributions that are non-recurring net of the compensation to be paid to the former shareholders of Atwork pursuant to employment contracts with Medaphis.

        (5) The pro forma adjustment to income taxes represents (i) the imputed tax expense on the operating results of Atwork, MMS and Consort at statutory rates in effect during the periods presented (as Atwork, MMS and Consort were "S" corporations for income tax purposes and therefore did not provide for federal income taxes), (ii) the tax impact of applying Medaphis' pro forma effective tax rate to the income of certain of the 1995 Acquisitions (which were not "S" corporations for income tax purposes) as well as the pro forma adjustments and (iii) the reversal of the adjustment recorded to historical income taxes for the change in the tax status of Atwork, MMS and Consort in 1995.

        (6) The pro forma weighted average shares outstanding give effect to (i) the additional shares of Medaphis Common Stock to be issued and common stock equivalents assumed in connection with the Merger and (ii) the additional shares of Medaphis Common Stock expected to be issued in connection with the Rapid Systems acquisition.

        (7) The pro forma adjustment to income taxes for Rapid Systems represents the imputed tax expense on the operating results of Rapid Systems at statutory rates in effect during the periods presented as Rapid Systems was an "S" corporation and therefore did not provide for federal income taxes.

        (8) The pro forma adjustment to income taxes for BSG represents the imputed tax expense on the operating results of one of BSG's subsidiaries at statutory rates in effect during the periods presented as the subsidiary was an "S" corporation and therefore did not provide for federal income taxes.

        (9) The pro forma adjustment to accrued expenses and retained earnings represents the estimated costs associated with the Merger and the Rapid Systems acquisition.

        (10) The pro forma adjustments to common stock and paid-in capital represent the adjustments necessary to give effect to the issuance of Medaphis common stock to effect the Merger and the Rapid Systems acquisition.

        (11) Certain BSG amounts have been reclassified in order to conform to Medaphis' presentation and exclude the results of BSG's discontinued operations.

        (12) Medaphis has restated its consolidated financial statements for the three months and year ended December 31, 1995. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of Medaphis, in December 1995 for which Medaphis recognized associated license fee revenue in 1995. Subsequent to the issuance of Medaphis' 1995 unaudited pro forma combined financial statements in the Company's Current Report on Form 8-K dated May 6, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.